EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Clean Power Technologies Inc. (the “Company”) on Form 10-K for the period ended August 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Diane Glatfelter, Secretary/Treasurer, Chief Financial Officer and Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2008	By:	/s/ Diane Glatfelter
Name: Diane Glatfelter
Title: Secretary/Treasurer, Chief Financial Officer (Principal Financial Officer)